JOINDER AGREEMENT
                                -----------------


         THIS JOINDER IN SUBSIDIARY GUARANTY, MASTER SECURITY AGREEMENT AND STOCK PLEDGE AGREEMENT (this "Joinder") is executed as of October 3, 2006 by Lamoriello & Co., Inc. a Rhode Island corporation ("Lamoriello"), Circle Pension, Inc., a New York corporation ("Circle"), and Southeastern Pension Services, Inc., a Florida corporation ("SPS") (individually and collectively, "Joining Party"), and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser"). Except as otherwise defined herein, terms used herein and defined in the November Purchase Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:


         WHEREAS, National Investment Managers, Inc., a Florida corporation (the "Company"), certain Subsidiaries of the Company and the Purchaser, have entered into (a) that certain Securities Purchase Agreement, dated as of March 9, 2005 (as amended, modified or supplemented from time to time, the "March Purchase Agreement"); (b) that certain Securities Purchase Agreement, dated as of November 30, 2005 (as amended, modified or supplemented from time to time, the "November Purchase Agreement"); (c) that certain Subsidiary Guaranty dated as of March 10, 2005, made by certain Subsidiaries in favor of the Purchaser (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty");
(d) that certain Master Security Agreement dated as of March 10, 2005 made by the Company and certain subsidiaries in favor of the Purchaser (as amended, modified or supplemented from time to time, the "Master Security Agreement"),
(e) that certain Stock Pledge Agreement dated as of March 7, 2005 made by the Company and certain Subsidiaries in favor of the Purchaser (as amended, modified, or supplemented from time to time, the "Stock Pledge Agreement") and
(f) that certain Securities Purchase Agreement, dated as of May 30, 2006 (as amended, modified, or supplemented from time to time, the "May Purchase Agreement"), and

         WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of the March Purchase Agreement, the November Purchase Agreement, the May Purchase Agreement, and Master Security Agreement to become, a Guarantor under the Subsidiary Guaranty, an Assignor under the Master Security Agreement and a Pledgor under the Stock Pledge Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchaser and hereby covenants and agrees with the Purchaser as follows:


         NOW, THEREFORE, the Joining Party agrees as follows:

         1. By this Joinder, the Joining Party becomes (i) a Guarantor for all purposes under the Subsidiary Guaranty, (ii) an Assignor for all purposes under the Master Security Agreement and (iii) a Pledgor for all purposes under the Stock Pledge Agreement.

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                                                                          Page 2


         2. The Joining Party agrees that, upon its execution hereof, it will become a Guarantor, jointly and severally with the other Guarantors, under the Subsidiary Guaranty with respect to all Obligations (as defined in the Subsidiary Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Subsidiary Guaranty, the March Purchase Agreement and the other Related Agreements, as such term is defined in the March Purchase Agreement (the "March Related Agreements"), the November Purchase Agreement and other Related Agreements as such term is defined in the November Purchase Agreement (the "November Releated Agreements"), and the May Purchase Agreement and the other Related Agreements as such term is defined in the May Purchase Agreement (the "May Related Agreements"). Without limitation of the foregoing, and in furtherance thereof, the Joining Party unconditionally and irrevocably, and jointly and severally, guarantees the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the Subsidiary Guaranty).

         3. The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Stock Pledge Agreement, and will be bound , jointly and severally with the other Pledgors, by all terms, conditions and duties applicable to a Pledgor under the Stock Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the Stock Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser grants to the Purchaser, jointly and severally with the other Pledgors, a security interest in all Collateral (as defined in the Stock Pledge Agreement), if any, now owned or, to the extent provided in the Stock Pledge Agreement, hereafter acquired by it.

         4. The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the Master Security Agreement, and will be bound, jointly and severally with the other Assignors, by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser, jointly and severally with the other Assignors, a security interest in all Collateral (as defined in the Master Security Agreement), if any, now owned or, to the extent provided in the Master Security Agreement, hereafter acquired by it.

         5. In connection with the grant by the Joining Party, pursuant to paragraphs 3 and 4 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement) in favor of the Purchaser, the Joining Party (i) agrees to deliver to the Purchaser, together with the delivery of this Joinder, each of the items specified in Section 3 of the Stock Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement) owned by the Joining Party, (iii) authorizes the Purchaser to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" of the Joining Party all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchaser assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Purchaser.

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                                                                          Page 3


         6. Without limiting the foregoing, the Joining Party hereby, jointly and severally, makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Guarantor pursuant to the Subsidiary Guaranty, (ii) each Assignor pursuant to the Master Security Agreement and (iii) each Pledgor pursuant to the Stock Pledge Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound, jointly and severally, by all covenants, agreements and obligations of a Guarantor, Assignor and Pledgor pursuant to the Subsidiary Guaranty, Master Security Agreement and Stock Pledge Agreement, respectively, and all other March Related Agreements, November Related Agreements and May Related Agreements to which it is or becomes a party.

         7. Each of Schedules  4.2,  4.6,  4.7, 4.14 and 6.12(e) of the November
Purchase Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedules 4.2, 4.6, 4.7, 4.14 and 6.12(e) attached hereto as Annex I. Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II. In addition, Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex III.

         8. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the March Purchase Agreement, any other March Related Agreement, the November Purchase Agreement, any other November Related Agreement without the prior written consent of the Purchaser or as otherwise permitted by the March Purchase Agreement, any March Related Agreement, the November Purchase Agreement, or any November Related Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

         9. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a "Related Agreement" for all purposes of the March Purchase Agreement, the March Related Agreements, the November Purchase Agreement, the November Related Agreements, the May Purchase Agreement and the May Related Agreements.

         11. The effective date of this Joinder is October 3, 2006.


                                      * * *




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                                                                          Page 4


         IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.


                                          JOINING PARTIES:


                                          LAMORIELLO & CO., INC.


                                          By: /s/Leonard A. Neuhaus
                                              Name: Leonard A. Neuhaus
                                              Title: COO/CFO



                                          CIRCLE PENSION, INC.


                                          By: /s/Leonard A. Neuhaus
                                              Name: Leonard A. Neuhaus
                                              Title: COO/CFO



                                          SOUTHEASTERN PENSION SERVICES, INC.


                                          By: /s/Leonard A. Neuhaus
                                              Name: Leonard A. Neuhaus
                                              Title: COO/CFO

                                    Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.



By: /s/Eugene Grin
     Name: Eugene Grin
     Title: Director









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                                                                          Page 6


                                                                         ANNEX I







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                                                                          Page 7


                                                                        ANNEX II

                                                                       ANNEX III